Other Income	6 Months Ended
Jun. 30, 2024
Other Income (Expense) [Abstract]
Other Income	Other Income

	Six Months Ended June 30,
	2023	2024
(In thousands)
Government grants and tax incentives (i)	$1,468	$2,570
	$1,468	$2,570
(i)Government grants are cash incentives received related to specific operating expenses incurred. During the six months ended June 30, 2024, the Group received a research and development tax incentive from the Australian government totaling US$2.5 million. During the six months ended June 30, 2023, the Group received a research and development tax incentive from the Australian government totaling US$0.9 million and a government subsidy from a Chinese local government for research and development spending totaling US$0.6 million.